UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2023

MASTECH DIGITAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	001-34099	26-2753540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway, Suite 400 Moon Township, PA 15108
(Address of Principal Executive Offices) (Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MHH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fifth Amendment to Mastech Digital, Inc. Stock Incentive Plan

As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Mastech Digital, Inc. (the “Company”) held on May 10, 2023, the Company’s shareholders approved a fifth amendment (the “Fifth Amendment”) to the Company’s Stock Incentive Plan, as amended (the “Plan”), to increase the number of shares of common stock of the Company that may be issued pursuant to the Plan by 500,000 shares.

A copy of the Fifth Amendment, as proposed at the Annual Meeting, was included as Exhibit A to the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”), which Proxy Statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 7, 2023, and is available at the SEC’s website at www.sec.gov, and a copy of the Plan, as amended and in effect prior to shareholder approval of the Fifth Amendment at the Annual Meeting, was included as Exhibit B to the Proxy Statement. The terms and conditions of the Plan, as amended, and information pertaining to certain participants in the Plan, as amended, are described in detail in the Proxy Statement.

The foregoing description of the Fifth Amendment is qualified in its entirety by the terms of the Fifth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 10, 2023, the Company held its Annual Meeting. The Company solicited proxies for the Annual Meeting pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the shareholders of the Company: (1) elected the two nominees for Class III directors, (2) approved the Fifth Amendment to increase the number of shares of common stock that may be issued pursuant to the Plan by 500,000 shares and (3) approved the compensation of the Company’s named executive officers. Notwithstanding the vote required by the Company’s bylaws, Proposal 3 (an advisory vote on named executive officer compensation) is an advisory vote only and is not binding on the Company.

The final results of the votes regarding each proposal are set forth below.

Proposal 1 — Election to the Company’s Board of Directors of two (2) Class III directors to serve for three-year terms or until their respective successors shall have been elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Ausura	9,654,058	448,395	0
Brenda Galilee	9,689,567	412,886	0

Proposal 2 — Approval of an amendment to the Plan to increase the number of shares of common stock that may be issued pursuant to the Plan by 500,000 shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,968,909	1,130,956	2,588	0

Proposal 3 — A non-binding advisory vote on the compensation of the named executive officers of the Company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,671,666	427,293	3,494	0

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Fifth Amendment to Mastech Digital, Inc. Stock Incentive Plan (as amended and restated)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH DIGITAL, INC.

By:	/s/ John J. Cronin, Jr.
Name:	John J. Cronin, Jr.
Title:	Chief Financial Officer

May 11, 2023